[HARRIS BANK LOGO]
                  Harris Trust and Savings Bank   Attn: Letter of Credit Section
                  P.O. Box 755                    311 W. Monroe St., 13th Floor
                  Chicago, IL  60690-0755         Chicago, Illinois  60606



                                                                   EXHIBIT 10.19


OUR IRREVOCABLE STANDBY LETTER OF             DATE OF ISSUE:  DECEMBER 21, 1995
CREDIT NUMBER SPL 35003


APPLICANT:                                   BENEFICIARY:
IN HOME HEALTH, INC.                         THE TRAVELERS INDEMNITY CO.
601 LAKESHORE PARKWAY                        NATIONAL ACCTS COLLATERAL
MINNETONKA, MN 55305                         ONE TOWER SQUARE
                                             HARTFORD, CT. 06183

                                             AVAILABLE
                                             AMOUNT:  MAXIMUM USD 4,520,000.00



EXPIRY DATE : DECEMBER 12, 1996



THIS IS A NON-PRINT LETTER OF CREDIT TO BE USED FOR FILE PURPOSES ONLY. THE ORIGINAL DOCUMENT WAS CREATED TODAY OUTSIDE OF THE LETTER OF CREDIT SYSTEM, A COPY OF WHICH IS ATTACHED.



PREPARED BY:  RFN


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[HARRIS BANK LOGO]
                  Harris Trust and Savings Bank   Attn: Letter of Credit Section
                  P.O. Box 755                    311 W. Monroe St., 13th Floor
                  Chicago, IL  60690-0755         Chicago, Illinois  60606



MAIL TO:                                     DECEMBER 21, 1995
IN HOME HEALTH, INC.                         OUR STANDBY LETTER OF CREDIT
601 LAKESHORE PARKWAY                        NUMBER:  SPL35003
MINNETONKA, MN 55305



YOUR CUSTOMER:  THE TRAVELERS INDEMNITY CO.

WE HEREWITH INVOICE YOU AS FOLLOWS:

  CHARGE TYPE                 CHARGE AMOUNT
  ------------------------    ----------------
  STANDBY L/C COMMISSION      USD 11,425.56

                              ________________
  TOTAL DUE:                  USD 11,425.56

AMOUNT CALCULATED:  $4,520,000.00 X 1/4% X 364/360 (12/15/95-12/12/96


PLEASE REMIT YOUR CHECK, ALONG WITH A COPY OF THIS INVOICE, TO THE ATTENTION OF THE STANDBY LETTER OF CREDIT UNIT, 311 WEST MONROE STREET, 13TH FLOOR, CHICAGO, ILLINOIS 60606 QUOTING OUR REFERENCE NUMBER SPL35003.


IF YOU HAVE ANY QUESTIONS REGARDING THIS INVOICE, PLEASE CALL THE STANDBY LETTER OF CREDIT PROCESSING UNIT AT (312) 461-6460 OR (312) 461-6463.


HARRIS TRUST AND SAVINGS BANK



PREPARED BY:  RFN


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Harris Trust and         111 West Monroe Street         Telephone (312) 461-2121
Savings Bank             P.O. Box 755
                         Chicago, Illinois  60690-0755



--------------------------------------------------------------------------------

[HARRIS BANK - LOGO]
                    IRREVOCABLE LETTER OF CREDIT NO. SPL35003

TO:       The Travelers Indemnity Company (Beneficiary)        December 15, 1995
          National Accounts Collateral Unit
          Attn:  Indra Gajraj - 9GS
          One Tower Square
          Hartford, Connecticut 06183


     We hereby establish this clean irrevocable Letter of Credit in favor of the aforesaid addressee ("BENEFICIARY") for drawings up to United States $4,520,000 effective immediately. This Letter of Credit is issued, presentable and payable at our office at 311 West Monroe Street, Chicago, Illinois 60606 and expires with our close of business on December 12, 1996. Shawmut Bank Connecticut, N.A., Boston, Massachusetts is hereby authorized to negotiate documents under this credit. After the Letter of Credit has been issued, it cannot be revoked or reduced without the consent of the Beneficiary.

     The term "BENEFICIARY" includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator.

     We hereby undertake to promptly honor your sight draft(s) drawn on us, indicating our Credit No. SPL35003, for all or any part of this Credit if presented at our office, or the office of the negotiating bank, specified in paragraph one on or before the expiry date or any automatically extended expiry date. If you so choose, you will be able to draw on this Letter of Credit more than once, so long as the sum of the amounts which you draw does not exceed the full amount of the Letter of Credit.

     This Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified, amended or amplified by reference to any note, document, instrument or agreement referred to herein or in which this Letter of Credit relates and any such reference shall not be deemed to be incorporated herein by reference to any note, document or agreement. The obligation of Harris Trust and Savings Bank under this Letter of Credit is the individual obligation of Harris Trust and Savings Bank, and is in no way contingent upon reimbursement with respect thereto.

     It is a condition of this Letter of Credit that it is deemed to be automatically extended without amendment for one year from the expiry date hereof, or any future expiration date, unless 90 days prior to any expiration date we notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period. In that event, you may draw hereunder on or prior to the then relevant expiration date, up to the full amount then available hereunder, against your sight draft(s) on us, bearing the number of this Letter of Credit.


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     Harris Trust and
     Savings Bank


     This Letter of Credit is subject to and governed by the Laws of the State of Connecticut and the 1993 Revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication No.
500) and, in the event of any conflict, the Laws of the State of Connecticut will control. If this Credit expires during an interruption of business as described in Article 17 of said Publication 500, the bank hereby specifically agrees to effect payment if this Credit is drawn against within 30 days after the resumption of business.


                                             Very truly yours,

                                             HARRIS TRUST AND SAVINGS BANK



                                             By /s/ (illegible)
                                               --------------------------------
                                               Its Sr Vice President


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